Financial Risk Factors and Risk Management - Movement in ECL Allowance for Trade Receivables and Contract Assets (Details) - Trade receivables and contract assets - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Movement in ECL Allowance for Trade Receivables and Contract Assets
Balance as at 01/01	€ (175)	€ (186)
Net credit losses recognized	(187)	(87)
Amounts written off	101	98
Balance as at 12/31	€ (261)	€ (175)